   As filed with the Securities and Exchange Commission on December 27, 2001


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-14/A

                               File No. 333-73354

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 2           [_] Post-Effective Amendment No.

                      AEGON/Transamerica Series Fund, Inc.
               (Exact name of Registrant as specified in Charter)

                         Area Code and Telephone Number:
                                 (800) 851-9777
                              570 Carillon Parkway
                       St. Petersburg, Florida 33716-1202
               (address of Principal Executive Offices) (Zip Code)

                              John K. Carter, Esq.
                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and address of agent for service)

                      ------------------------------------

                                    Copy To:

                           Catherine S. Wooledge, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                       ----------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this shall hereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a) may determine, to Rule 488.

Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.

                       ----------------------------------

                     AEGON/TRANSAMERICA SERIES FUND, INC.

                                   Form N-14

                             Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

ITEM NO.                                         HEADING

Part A
1. Beginning of Registration Statement
   And Outside Front Cover Page of Prospectus.. Cover Page

2. Beginning and Outside Back Cover Page of
   Prospectus.................................  Cover Page

3. Synopsis and Risk Factors..................  Summary

4. Information About the Transaction..........  Letter to Shareholders; Summary;
                                                Reasons for the Exchange;
                                                Information About the Exchange

5. Information About the Registrant..........   Letter to Shareholders; Summary;
                                                Reasons For the Exchange;
                                                Information About the Exchange;
                                                Additional Information About the
                                                Portfolio and the Acquiring
                                                Portfolio
6. Information About the Company Being
   Acquired..................................   Letter to Shareholders; Reasons
                                                for the Exchange; Information
                                                About the Exchange; Additional
                                                Information About the Portfolio
                                                and The Acquiring Portfolio

7.  Voting Information                          Letter to Shareholders; Cover
                                                Page; Voting Information
8. Interest of Certain Persons
    and Experts                                 Not Applicable

9.  Additional Information Required for         Not Applicable
    Reoffering by Persons Deemed to be
    Underwriters


PART B                              STATEMENT OF ADDITIONAL INFORMATION
                                    CAPTION

10. Cover Page                                  Cover Page

11. Table of Contents                           Not Applicable

12. Additional Information about the            Statement of Additional
    Registrant                                  Information of ATSF (1)

13. Additional Information About the            Not Applicable
    Company being Acquired

14. Financial Statements                        Financial Statements; Pro Forma

                                                Financial Statements; ATSF
                                                Annual Report and Semi-Annual
                                                Report (2)


(1) Incorporated by reference to the Registration Statement of the Registrant on Form N-1A (File No.33-507 ).

(2) ATSF Annual Report and Semi-Annual Report incorporated by reference.


PART C

15. Indemnification

16. Exhibits

17. Undertakings

                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       (Formerly, WRL SERIES FUND, INC.)
                         AMERICAN CENTURY INTERNATIONAL
                TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

     Please read the enclosed prospectus/proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.  ON WHAT PROPOSALS AM I BEING ASKED TO PROVIDE INSTRUCTIONS FOR?

    - Shareholders are being asked to approve a reorganization of their portfolio. If shareholders decide in favor of the proposal, American Century will merge with International Equity, and you will become a Policyowner invested in International Equity.

Q.  HAS THE BOARD APPROVED THE PROPOSALS?
    A. Yes. The ATSF Board has approved the proposal and recommends that you vote "FOR" the proposal.

Q.  WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A. A closing date will be set for the reorganization. Policyowners will receive full and fractional units of International Equity equal in value to the units of American Century International in which they were invested on the Closing Date. The net asset value per share of American Century International will not be affected by the transaction. So the reorganization will not result in a dilution of any interest.

Q.  WHAT ARE THE ADVANTAGES OF MERGING THE PORTFOLIOS?

A.  There are three key potential advantages:

    American Century Investment Management, Inc. ("American Century"), sub-adviser to your Portfolio, recently became sub-adviser of International Equity. American Century has an investment team that follows a highly disciplined investment strategy and expertise.

    By combining the portfolios, Policyowners may enjoy lower expense ratios over time. Larger portfolios tend to enjoy economies of scale not available to portfolios with smaller assets under management.

    These lower costs may lead to stronger performance, since total return to a portfolio's shareholders is net of expenses.

    The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q.  HOW ARE THESE TWO PORTFOLIOS ALIKE?

A. Both portfolios seek growth of capital, and both are international portfolios.

Q.  IF THE PORTFOLIOS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

A. The reorganization will not be considered a taxable event. The portfolios themselves will recognize no gains or losses on assets as a result of a reorganization.

HOW MANY VOTES DO YOU NEED TO APPROVE THIS PROPOSAL?

A. We need the affirmative vote of a majority of the Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to provide your voting instructions. Shareholders should review the proxy materials carefully and submit their voting instructions to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 9:00 a.m. EST on February 15, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  FOR HOW MANY VOTES AM I ENTITLED TO PROVIDE INSTRUCTIONS?

A. Transamerica Life Insurance Company ("TLIC") is the owner of all of the shares of the Portfolio. You are the owners of variable life insurance policies, variable annuity contracts or certain qualified plans ("Contracts") administered by one of the entities that invest in the Portfolio ("Policyowners"). TLIC will vote the proposal according to the instructions received from Policyowners. The number of shares in the Portfolio for which you may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a contract will be calculated by dividing the amount of the Contract's cash value (or Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

Q.  HOW DO I PROVIDE MY VOTING INSTRUCTIONS?

A. You can submit your voting instructions by completing and signing the enclosed voting instruction form, and mailing it in the enclosed, postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to submit your vote, please call Customer Service at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

Q.  HOW DO I SIGN THE VOTING INSTRUCTION FORM?

A. INDIVIDUAL ACCOUNTS: Policyowners should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.  WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your Customer Service Representative at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE PORTFOLIO. PLEASE READ IT CAREFULLY!

                         AMERICAN CENTURY INTERNATIONAL
                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716

Dear Policyowner:

     As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy") of American Century International (the "Portfolio"), you have the right to vote certain shares of the Portfolio that is attributable to your Policy at the special meeting of shareholders of the Portfolio (the "Meeting") on February 15, 2002 at 9:00 a.m. E.T.

     The AEGON/Transamerica Series Fund, Inc. ("ATSF") Board of Directors (the "Board") has determined that it would be in the best interest of the Portfolio and its shareholders if the Portfolio were to exchange its assets (subject to liabilities) for shares of International Equity (the "Acquiring Portfolio") that has a similar investment objective and similar management policies as the Portfolio. The Acquiring Portfolio's former sub-adviser, GE Asset Management Incorporated ("GEAM") notified the Board that it was resigning as sub-adviser to the Portfolio effective at close of business on October 4, 2001. Consequently, the Board selected American Century Investment Management, Inc. as the interim sub-adviser of the Acquiring Portfolio effective October 5, 2001 for a period not to exceed 150 days. The Board determined that it was in the best interest of the Portfolio and its shareholders to merge the international portfolios offered by ATSF into one portfolio with a respected sub-adviser which would result in a larger asset base and possible expense reductions for the international shareholders.

     The proposal provides that the Portfolio exchange all of its assets, subject to liabilities, for shares of the Acquiring Portfolio (the "Exchange"). Promptly thereafter, the Portfolio will distribute pro rata the Acquiring Portfolio shares received in the Exchange to its stockholders in complete liquidation of the Portfolio. Thus, each Portfolio shareholder will receive for his or her Portfolio shares a number of Acquiring Portfolio shares equal to the aggregate NET ASSET VALUE of the shareholder's Portfolio shares as of the date of the Exchange.

     Here are some facts about the Exchange that will be useful to you as you vote:

     . There will be no gain or loss for you to become a Policyowner investing in the Acquiring Portfolio

     . In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Portfolio and Acquiring Portfolio

     . The holding period and aggregate tax basis of the Acquiring Portfolio shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Portfolio shares

     . Shares of the Acquiring Portfolio are priced each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share

     . As a Policyowner of the Acquiring Portfolio, you may have the ability to exchange your shares of other open-end Portfolios in the ATSF family of Portfolios

     Further information about the transaction is contained in the enclosed materials, which you should review carefully.

     Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also instead vote by telephone, via the Internet or by fax by following the enclosed directions.

     The ATSF Board recommends that the Portfolio's shareholders vote "FOR" the proposed transaction.

     If you have any questions after considering the enclosed materials, please call 1-800-851-9777.


                                                    Sincerely,
                                                    Transamerica Life Insurance
                                                    Company


     January 2, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                         American Century International
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                               February 15, 2002

To the shareholders of American Century International of AEGON/Transamerica Series Fund, Inc. ("ATSF"):

Notice is hereby given that a special meeting of the shareholders of American Century International (the "Portfolio") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 15/th/ day of February, 2002 at 9:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Portfolio to International Equity (the "Acquiring Portfolio") in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities (the "Exchange"). The shares of the Acquiring Portfolio received in the Exchange will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will be dissolved;

as set forth in Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Special Meeting and any adjournments. The Board of Directors of ATSF (the "Board") is not aware of any other business to come before the Special Meeting.

The Board has fixed the close of business on December 27, 2001, as the record date (the "Record Date") for the determination of shareholders of the Portfolio that are entitled to notice of, and to vote at, the Special Meeting and any related follow-up meetings. Even if you plan to attend the Special Meeting to provide your voting instructions, please complete the enclosed voting instruction form.

                              By Order of the Board of Directors,

                              John K. Carter, Secretary
                              AEGON/TRANSAMERICA SERIES FUND, INC.
                              St. Petersburg, Florida

January 2, 2002

                  YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT
             NO MATTER HOW MANY UNITS YOU PROVIDE INSTRUCTIONS UPON

Policyowners who plan to attend the Special Meeting should vote by mail, telephone, via the Internet or by facsimile prior to 5:00 p.m. February 13, 2002 so that the fund shares represented by your voting instructions will be voted at the meeting.

If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction form.

ATSF will furnish, without charge, a copy of its most recent annual or semi-annual report upon request. Any such request should be directed to ATSF by calling (800) 851-9777 or by writing to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068.

In order to avoid the additional expense and delay of further solicitation, we ask that you provide your voting instructions promptly.

                          ACQUISITION OF THE ASSETS OF
                         AMERICAN CENTURY INTERNATIONAL
                        BY AND IN EXCHANGE FOR SHARES OF
                              INTERNATIONAL EQUITY

                           PROSPECTUS/PROXY STATEMENT

                               January 2, 2002
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD February 15, 2002

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of AEGON/Transamerica Series Fund, Inc. ("ATSF") on behalf of American Century International (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held February 15, 2002, at 9:00 a.m., Eastern Time, at the ATSF offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 27, 2001 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Portfolio transfer all of its assets, subject to liabilities, to International Equity (the "Acquiring Portfolio"), as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Both the Portfolio and the Acquiring Portfolio are investment portfolios of ATSF, a series mutual fund consisting of several investment portfolios. Upon consummation of the Exchange, the Acquiring Portfolio shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Acquiring Portfolio shares (or fractions thereof) for Portfolio shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for its Portfolio shares, a number of Acquiring Portfolio shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Exchange.

Shares of the Portfolio and the Acquiring Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively, Policyowners") of variable annuity contracts and variable life insurance policies (collectively, the "Contracts"). As such, Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), AUSA Life Insurance Company ("AUSA"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefits Life Insurance Company ("People") Transamerical Life Insurance and Annuity Company ("Transamerica Life & Annuity") and Diversified Investment Advisors, Inc. are the only shareholders of the investment portfolios offered by ATSF. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions, Transamerica, will vote the shares of the Portfolio at the Special Meeting on February 15, 2002 and any adjournments thereof.

Accordingly, you are being furnished with this Combined Prospectus/Proxy Statement to such Policyowners in connection with the solicitation of voting instructions from the Policyowners regarding the proposal to shareholders of the Portfolio to approve or disapprove the Reorganization Plan.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Portfolio that Portfolio shareholders should know before voting on the proposal or investing in the Acquiring Portfolio.

A Statement of Additional Information ("SAI") dated January 2, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information
s
                                       1
regarding the Acquiring Portfolio and the Portfolio. A copy of the SAI is available without charge by calling 1-800-851-9777, or writing to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068.

_______________________________________________________________________________
SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. PORTFOLIO INVESTMENT INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
_______________________________________________________________________________
AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_______________________________________________________________________________

The Acquiring Portfolio is a series of ATSF, an open-end, diversified management investment company advised by AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers"). The Portfolio is also a series of ATSF. The Acquiring Portfolio and the Portfolio have a similar investment objective and similar management policies. The substantive difference between the Portfolio and the Acquiring Portfolio are set forth in this Prospectus/Proxy Statement.

The Acquiring Portfolio's Prospectus and the Acquiring Portfolio's Annual and Semi-Annual Reports for the period ended December 7, 2000 and June 30, 2001, respectively, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated by reference. For a free copy of the ATSF Annual Report or Semi-Annual Report, write to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068, or call 1-800-851-9777.

POLICYOWNERS' RIGHT TO INSTRUCT SHAREHOLDERS

Transamerica is the owner of all of the shares of the Portfolio, and, as such, has the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon an other matter that may be voted upon at a shareholders' meeting.


Transamerica will vote the shares of the Portfolio for the owners of certain qualified plans administered by it or for the owners of variable life insurance policies and variable annuity contracts (collectively, "Policyowners") issued by it (collectively, the "Contracts"). ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions Transamerica will vote the shares of the Portfolio at the Special Meeting on February 15, 2002, and any adjournments thereof. Even if you plan to attend the Meeting, please sign and submit your voting instructions by 5:00 p.m. Eastern time, on February 13, 2002 to be voted at the Meeting. ATSF will mail a copy of this Proxy Statement to each Policyowner of record as of December 27, 2001. The number of shares in the Portfolio for which a Policyowner may give instructions is determined as follows: the number of shares of the Portfolio ("and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Policy's cash value (or the Contract Value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.


Based upon the cash value attributable to the Portfolio as of December 27, 2001, Policyowners are entitled to an aggregate of votes with respect to the
Portfolio:

     Outstanding Shares       Aggregate Votes Based
     Owned By the Account     On Cash or Contract Value
     --------------------     -------------------------


As of September 30, 2001, thse officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

Proxy materials will be mailed to Policyowners of record on or about January 2, 2002.

                               TABLE OF CONTENTS

Summary......................................................................  4
Reasons for the Exchange..................................................... 10
Information about the Exchange............................................... 10
Additional Information about the Portfolio and the Acquiring Portfolio....... 12
Voting Information........................................................... 12
Financial Statements and Experts............................................. 14
Other Matters................................................................ 14
Exhibit A:  Agreement and Plan of Reorganization............................. 15

              APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
             PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
                      PORTFOLIO TO THE ACQUIRING PORTFOLIO

                                    SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Portfolio's Prospectus, and the Portfolio's Prospectus dated May 1, 2001, as Supplemented August 27, 2001, the Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION. The ATSF Board, including Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan") at a meeting held on October 31, 2001. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Exchange of the Portfolio will assign, transfer and convey to the Acquiring Portfolio all of the assets (subject to liabilities) of the Portfolio, including all securities and cash, in exchange for shares of the acquiring Portfolio having an aggregate net asset value equal to the value of the Portfolio's net assets. The Portfolio will distribute all Acquiring Portfolio shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Exchange. Thereafter, the Portfolio will be dissolved.

As a result of the Exchange, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Acquiring Portfolio as of the close of business on the date of the Exchange.

The ATSF Board has concluded that the Exchange would be in the best interests of the Portfolio and its shareholders, and the interests of existing shareholders of the Portfolio would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

TAX CONSEQUENCES. Sutherland Asbill & Brennan, LLP, counsel to ATSF, will issue an opinion (based on certain assumptions) as of the effective date of the Exchange to the effect that the transaction will not give rise to the realization or recognition of income, gain or loss for federal income tax purposes to the variable Policyowners and that neither the variable Policyowners, the Portfolio, the Acquiring Portfolio, nor their respective shareholders will incur any federal income tax liability as a result of the transaction. See "Information about the Exchange - Federal Income Tax Consequences."

COMPARISON OF THE PORTFOLIO AND THE ACQUIRING PORTFOLIO. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus, as amended, and the Acquiring Portfolio's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

     Objective. The Portfolio and the Acquiring Portfolio have similar investment objectives. Each seeks capital growth. Upon the resignation of the Acquiring Portfolio's sub-adviser on October 4, 2001, both the Portfolio and the Acquiring Portfolio utilize the same investment policies and strategies to fulfill their investment objectives.

     To pursue its goal, the Portfolios invest in stocks of growing foreign companies. The portfolio manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but also growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater than average chance to increase in value.

     The portfolio manager uses a bottom-up approach to select stocks to buy for the Portfolios. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the portfolio manager to select or decide to continue to hold the stocks of companies he believes will be able to sustain their growth and to sell stocks of companies whose growth begins to slow down.

     In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the Portfolios' holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency fluctuations and tax considerations when making investments.

     The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the Portfolios essentially fully invested in stocks regardless of the movement of stock prices. When the manager believes it is prudent, the Portfolios may invest a portion of its assets in convertible securities, short-term securities, non-leveraged stock index futures contracts and other similar securities.

     Stock index futures contracts, a type of derivative security, can help the Portfolios' cash assets remain liquid by performing more like stocks. The Portfolios have a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the manager cannot leverage a Portfolio's assets by investing in a derivative security. A complete description of the derivatives policy is included in the SAI.

     Main Risks. The principal risks associates with an investment in the Portfolio and the Acquiring Portfolio are similar and include stocks, foreign stocks, and currency risks. As a result, the value of your investment in the Acquiring Portfolio, as in the Portfolio, will fluctuate, which means that you could lose money.

     Stock Risk - While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Portfolio hold fluctuate in price, the value of your investment in a Portfolio will go up and down.

     Foreign Stocks - Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities' markets; more complex business negotiations; less liquidity; more fluctuations in market prices; delays in settling foreign securities transactions; higher transaction costs; higher costs for holding foreign securities (custodial fees); vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

     Currency Risk - Because international portfolios foreign investments are generally held in foreign currencies, the Portfolios are subject to currency risk, meaning a portfolio could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

     See "Explanation of Strategies and Risks" in the ATSF Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Portfolio.

     Fees and Expenses. The fees and expenses of the Acquiring Portfolio set forth below are for the the period ended June 30, 2001, and are estimated for the Portfolio which commenced operations on May 1, 2001. The "Pro Forma After Exchange" information is based on net assets and Portfolio accruals of the Portfolio and the Acquiring Portfolio as of June 30, 2001.

Annual portfolio operating expenses are paid out of portfolio assets, so their effect is reflected in a portfolio's net asset value per share.

PERFORMANCE

The bar chart and table below gives an indication of the Acquiring Portfolio's risks and performance. The chart shows changes in the Acquiring Portfolio's performance from year to year. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts. These fees and expenses would lower investment performance. The table shows how the Acquiring Portfolio's average annual return for the periods indicated compare to those of a board measure of market performance.

Because the Portfolio commenced operations in May 2001 (which is less than one full calendar year), its performance history is not included.

ACQUIRING PORTFOLIO:
--------------------------------------------------------------------------------
Total Return
(per calendar year)

1997     7.50%
1998    12.85%
1999    24.95%
2000   (14.99%)
--------------------------------------------------------------------------------

Highest and Lowest Return
(Quarterly 1997-2000)

--------------------------------------------------------------------------------

                                                                Quarter Ended

Highest                                  22.87%                  12/31/99

Lowest                                  (17.69)%                9/30/98

--------------------------------------------------------------------------------

Average Annual Total Returns
(through December 31, 2000)

                                                          Since Inception
                                         1 Year          (January 2, 1997)

International Equity                    (14.99)%                6.55%

Morgan Stanley Capital
International - Europe, Asia
& Far East Asia Index
(MCSI - EAFE_                           (13.96)%                7.70%
--------------------------------------------------------------------------------


SHAREHOLDER FEES

There are no shareholder fees at the portfolio level. Fees are included in the variable contract that you have chosen. Effective March 1, 2002, and subject to approval by the Acquiring Portfolio's shareholders at a Special Meeting called for that purpose, the management fees for the Acquiring Portfolio will reflect those stated below for the current Portfolio fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(Expenses Paid from Portfolio Assets)
(percentage of average net assets):

PORTFOLIO:
-------------------------------------------------------------------------------
Management Fees               1.00% of the portfolio's first $50 million of
                              average daily net assets; 0.95% of the next $150
                              million of the portfolio's average daily net
                              assets; 0.90% of the next $350 million of the
                              portfolio's average daily net assets; and 0.85% of
                              the portfolio's average daily net assets over $500
                              million
-------------------------------------------------------------------------------
Distribution and service
(12b-1 fees)                  NONE
-------------------------------------------------------------------------------
Other Expenses                20.55%
-------------------------------------------------------------------------------
Total annual Portfolio
 operating expenses*          21.55%
-------------------------------------------------------------------------------
Expense reduction (a)         (20.05)%
-------------------------------------------------------------------------------
Net Operating Expenses        1.50%
-------------------------------------------------------------------------------

   (a) Contractual arrangement with ATF Advisers through 4/30/02 for expenses that exceed 1.50%.

ACQUIRING PORTFOLIO:
--------------------------------------------------------------------------------
Management Fees                1.00% of the portfolio's average daily net assets
--------------------------------------------------------------------------------
Distribution and service
 (12b-1 fees)                  None
--------------------------------------------------------------------------------
Other Expenses                 .50%
--------------------------------------------------------------------------------
Total annual Portfolio
 operating expenses            1.50%
--------------------------------------------------------------------------------
Expense reduction (a)          (0.30)%
Net Operating Expenses         1.20%
--------------------------------------------------------------------------------

(a) Contractual arrangement with ATF Advisers through 4/30/02, for expenses that exceed 1.20%.

PRO FORMA AFTER EXCHANGE ACQUIRING PORTFOLIO:
-------------------------------------------------------------------------------

Management Fees                 1.00% of the portfolio's first $50 million of
                                average daily net assets; 0.95% of the next $150
                                million of the portfolio's average daily net
                                assets; 0.90% of the next $350 million of the
                                portfolio's average daily net assets; and 0.85%
                                of the portfolio's average daily net assets over
                                $500 million
--------------------------------------------------------------------------------
Distribution and service
 (12b-1 fees)
                                NONE
--------------------------------------------------------------------------------
Other Expenses                  .50%
--------------------------------------------------------------------------------
Total annual Portfolio
 operating expenses             1.50%
--------------------------------------------------------------------------------
Expense reduction (a)           -0-
--------------------------------------------------------------------------------
Net Operating Expenses          1.50%
--------------------------------------------------------------------------------

(a) Contractual arrangement with ATF Advisers through 4/30/02, for expenses that exceed 1.50%.

MANAGEMENT FEES. The current investment advisory fee for the Portfolio is 1.00% of the first $50 million of the Portfolio's average daily net assets; 0.95% of the Portfolio's average daily net assets over $50 million up to $150 million; 0.90% of the Portfolio's average daily net assets over $150 million up to $500 million; and 0.85% of the Portfolio's average daily net assets in excess of $500 million. ATF Advisers did not receive advisory fees for the fiscal year ended December 31, 2000 as the Portfolio commenced operations on May 1, 2001.


The current advisory fee for the Acquiring Portfolio is 1.00% of the Acquiring Portfolio's average daily net assets. For the fiscal year ended December 31, 2000, the Acquiring Portfolio paid $346,560 in investment advisory fees and Scottish Equitable served as co-portfolio manager for the first four months of 2000.

If the proposed advisory fee for the Acquiring Portfolio had been in effect for the fiscal year ended December 31, 2000, the Acquiring Portfolio would have paid ATF Advisers $346,560 in investment advisory fees.

BOARD CONSIDERATION OF FEES. Upon the resignation of GEAM as sub-adviser for the Acquiring Portfolio, the Board reviewed the performance of the Portfolio, the asset base of the Portfolio and the fees. It considered a variety of alternatives potentially available to the Portfolio, including maintaining the status quo or liquidating the Portfolio.

The Board examined the nature, quality and scope of the services provided to the Acquiring Portfolio by GEAM and the services provided to the Portfolio by American Century. It considered that the reduction in the fee structure for the Acquiring Portfolio might result in savings for Policyowners. It reviewed the current fee structure for American Century International and it reviewed the fees of similar portfolios in the mutual fund industry.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Acquiring Portfolio and the Portfolio qualified for its year ended December 31, 2000 as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and it intends to so qualify each year. As a result of qualifying as a regulated investment company, the Acquiring Portfolio and the Portfolio will not be subject to federal income tax to the extent that each distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in gross income of the separate accounts holding such shares to the extent required by the Code.

ATSF intends to pay out all of the Portfolio's and the Acquiring Portfolio's net investment income and net realized capital gains for each year. The Acquiring Portfolio normally pays dividends and distributes capital gain, if any, annually, with distributions mostly from net capital gains.

EXCHANGE PRIVILEGES. You can exchange one or more of your portfolios in the ATSF family for another portfolio offered by your product up to 12 times per year without incurring a fee. Please review the prospectus for the product that you have chosen for your exchange privileges.

PURCHASES AND REDEMPTIONS. Shares of the Acquiring Portfolio and the Portfolio are offered continuously, without any sales charge, at prices equal to its net asset value. Shares are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received. Depending upon the net asset value at the time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed is made as soon as possible, but in any event within seven days after receipt of a request for redemption.

The net asset value of the Portfolio and the Acquiring Portfolio shares is the value of its assets minus its liabilities. The Portfolio and the Acquiring Portfolio calculates its net asset value every day the New York Stock Exchange ("NYSE") is open. The Portfolio and the Acquiring Portfolio calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern Time.)

The Portfolio and the Acquiring Portfolio generally value securities based on market prices or quotations. The Portfolio and the Acquiring Portfolio's currency conversions are done when the London stock market closes, which is 12 p.m. Eastern Time. When market prices are not available, or when ATSF believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the Portfolio and the Acquiring Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Board of Directors. A portfolio that uses fair value to price securities may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Acquiring Portfolio could change on days when an insurance company separate account on a qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

INVESTMENT ADVISER. The investment adviser for both the Portfolio and the Acquiring Portfolio is AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers") (formerly, WRL Investment Management, Inc.), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATF Advisers has served as an investment adviser since 1997 (prior to that date, WRL served as investment adviser). ATF Advisers hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the ATSF family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each portfolio, and is paid per the terms of the Investment Advisory Agreements.

ATF Advisers is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands Corporation and publicly traded international insurance group.

ACQUIRING PORTFOLIO MANAGEMENT. Upon the resignation of GEAM on October 4, 2001, the Board selected American Century as the interim sub-adviser to manage the Acquiring Portfolio until the Shareholders' Meeting on February 15, 2002. Both the Acquiring Portfolio and the Portfolio are each managed by the same team of portfolio managers and analysts. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for both the Portfolio and the Acquiring Portfolio as directed by the portfolio's investment objection, restrictions, strategies and policies.

BOARD MEMBERS. Both the Portfolio and the Acquiring Portfolio are managed by the same Board. The Board is composed of nine members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of ATSF and related entities. Patrick S. Baird, also an affiliated person, serves as Director and President of ATSF. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Russell Kimball, Daniel Calabria, Charles Harris, William Short, Jr., Janice B. Case and Leo Hill.

The Board is not required to hold annual meetings to elect Directors. A description of the Directors is set forth in the Statement of Additional Information.

CAPITALIZATION. Because the Portfolio will be combined with the Acquiring Portfolio in the Exchange, the total capitalization of the Acquiring Portfolio after the Exchange is expected to be greater than the current capitalization of the Portfolio alone.

The following table sets forth as of 6/30/01 (1) the capitalization of the Portfolio's shares; (2) the capitalization of the Acquiring Portfolio's shares; and (3) the pro forma capitalization of the Acquiring Portfolio's shares, as adjusted showing the effect of the Exchange had it occurred on such date. There is, of course, no assurance that the Exchange will be consummated. Moreover, if consummated, the capitalization of the Acquiring Portfolio is likely to be different on the closing date, based on assets and shares outstanding as of 6/30/01, as a result of fluctuations in the value of portfolio securities of each portfolio and daily share purchase and redemption activity of each portfolio.

                              Portfolio         Acquiring Portfolio     Pro Forma After Exchange
                                                                          Acquiring Portfolio
Total net assets                  $682,000             $39,019,000                $39,701,000
Net asset value per share         $   9.29             $      9.10                    $  9.10
Shares outstanding(Thousands)           73                    4286                       4361

DIVIDENDS AND OTHER DISTRIBUTIONS. Both the Portfolio and the Acquiring Portfolio distribute to its shareholders net investment income, any net realized short-term capital gains, and any net realized long-term capital gains annually. Such dividends and distributions are automatically reinvested in the Portfolio or Acquiring Portfolio shares at net asset value, unless the shareholder requests cash. See "Distributions and Taxes" in the ATSF SAI.

SHAREHOLDER RIGHTS. Both the Acquiring Portfolio and the Portfolio are part of a Maryland Corporation, and thus their shareholders have the same rights due them under the state law. ATSF is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, ATSF is required to hold a shareholders' meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if it desires to change any portfolio's fundamental investment policies.

                            REASONS FOR THE EXCHANGE

GE Asset Management, the former sub-adviser of the Portfolio, notified the Board that it would terminate its sub-advisory services to the Portfolio effective October 4, 2001. Upon its notice, the Board concluded that an Exchange would be in the best interests of the respective shareholders of the Portfolio and the Acquiring Portfolio. The Board believed that the Exchange would permit shareholders to pursue similar investment goals in a larger portfolio without diluting shareholders' interests.

In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of the Acquiring Portfolio and the Portfolio's investment objective and management policies, as well as the services offered by ATSF to both Portfolios; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Portfolio and the Portfolio, as well as the expense ratios of similar Portfolios and the estimated expense ratio of the combined Portfolio; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Portfolio and the Portfolio as a result of the Exchange

                         INFORMATION ABOUT THE EXCHANGE

Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Portfolio will acquire all of the assets of the Portfolio at net asset value, in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities on February 28, 2001, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Portfolio shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Portfolio and the Portfolio, generally computed as of the close of regular trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date.

Prior to the Closing Date, the Portfolio will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

As conveniently as practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Portfolio in the name of each Portfolio shareholder, each account representing the respective pro rata number of Acquiring Portfolio shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be dissolved.

The Plan may be amended at any time prior to the Exchange. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Acquiring Portfolio under the Plan are subject to various conditions, including approval by Portfolio shareholders holding the requisite number of Portfolio shares and the continuing accuracy of various representations and warranties of the Portfolio and the Acquiring Portfolio being confirmed by the respective parties.

The total estimated expenses of the Exchange are expected to be approximately $6,500, which will be borne pro rata according to the aggregate net assets of the Acquiring Portfolio and the Portfolio on the date of the Exchange.


FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Portfolio's assets for the Acquiring Portfolio shares and the assumption of the stated liabilities of the Portfolio is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Portfolio and the Acquiring Portfolio will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Portfolio and the Acquiring Portfolio, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative regulations and pronouncements and court decisions, and certain facts assumptions and representations, for Federal income tax purposes.

The following consequences, therefore, will ensue for federal tax purposes:

     (1) the Portfolio and the Acquiring Portfolio will each be considered "a party to the reorganization" within the meaning of Section 368(b) of the Code;

     (2) each Portfolio will not recognize any gain or loss as a result of such transaction;

     (3) the Acquiring Portfolio will not recognize any gain or loss as a result of such transaction;

     (4) the Portfolio's shareholders will not recognize any gain or loss on the distribution of Portfolio shares in exchange for the Acquiring Portfolio shares;

     (5) the aggregate tax-basis of shares of the Acquiring Portfolio received by a shareholder of the Portfolio will be the same as the aggregate tax- basis of such shareholder's Portfolio shares immediately prior to the Exchange;

     (6) the tax-basis of Acquiring Portfolio in the assets of the Portfolio received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Portfolio immediately before such transaction;

     (7) a Portfolio's shareholder's holding period for Acquiring Portfolio shares will be determined by including the period for which such Portfolio shareholder held the Portfolio shares exchanged, provided that the shareholder held such shares in the Portfolio as a capital asset; and

     (8) Acquiring Portfolio's holding period with respect to the assets received in the Exchange will include the period for which such assets were held by the Portfolio.

ATSF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

The Portfolio's Board has approved the Plan and the Exchange and has determined that (I) participation in the Exchange is in the best interest of the Portfolio and its shareholders and (ii) the interests of shareholders of the Portfolio will not be diluted as a result of the Exchange. Pursuant to the ATSF charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

          THE ATSF BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE PORTFOLIO'S SHAREHOLDERS VOTE "FOR" APPROVAL OF
                           THE PLAN AND THE EXCHANGE.

     ADDITIONAL INFORMATION ABOUT THE PORTFOLIO AND THE ACQUIRING PORTFOLIO

Information about the Portfolio and the Acquiring Portfolio is incorporated by reference into the Prospectus/Proxy Statement from the ATSF Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-507), as amended.

The Portfolio and the Acquiring Portfolio are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also bed obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

                              VOTING INSTRUCTIONS

Interest in the Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. Transamerica will also vote any shares in separate accounts that it owns and which is not attributable to Contracts in the same proportion as determined for Policyowners.

If your voting instructions are properly submitted and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction form will be voted in accordance with the instructions provided. Unless instructions to the contrary are provided, your voting instruction form will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner that has submitted his or her voting instruction has the right to revoke it at any time prior to its exercise, either by attending the Meeting and submitting a new voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to ATSF at the above address prior to the date of the Meeting.

For your convenience, you may submit your instructions by mail, by telephone, via the Internet or by facsimile. If providing instructions by mail, please indicate your instructions on the enclosed voting instruction form, date and sign the form, and mail it in the enclosed envelope which requires no postage if mailed in the United States, allowing sufficient time to be received by the meeting on February 15, 2001 at 9:00 a.m. ET. To vote via the Internet, by telephone or by fax, please follow the enclosed instructions.

If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction form. Please provide your instructions only one time, unless you later decide to change your instructions.

Solicitation. The principal solicitation of instructions will be by the mailing of this Prospectus/Proxy Statement on or about December 12, 2001, but instructions may also be solicited by telephone and/or in person by representatives of ATSF, its affiliates, and ALAMO Direct ("ALAMO"), a proxy services firm. The estimated cost for the services by ALAMO is $2,200.00. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy materials to their principals. The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and voting instruction form(s), and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Portfolio.

As the date of the Meeting approaches, certain Policyowners of the Portfolio may receive a call from a representative of ATSF or ALAMO, if ATSF has not yet received their instructions. Authorization to permit the representative to execute the instruction form may be obtained from Policyowners by telephonic instructions. Voting instructions that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic voting instruction is solicited by such representative, the representative is required to ask the Policyowner for such Policyowner's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the Policyowner has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the Policyowner's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the Policyowner how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the Policyowner's instructions on the card. Within 72 hours, ATSF will send the Policyowner a letter or mailgram to confirm the Policyowner's vote and ask the Policyowner to call immediately if his or her instructions are not correct in the confirmation.

If a Policyowner wishes to participate at the Meeting, but does not wish to give voting instructions by telephone, such Policyowner may still submit the voting instruction form originally sent with the Proxy Statement or attend the Meeting in person. Any instruction given by a Policyowner, whether in writing, via the Internet or by telephone, is revocable. A Policyowner may revoke the accompanying voting instruction form or instructions given telephonically over via the internet at any time prior to its use by filing with ATSF a written revocation or duly executed form bearing a later date. In addition, any Policyowner that attends the Meeting in person may provide voting instructions at the Meeting, thereby canceling any instructions previously given.

                        FINANCIAL STATEMENTS AND EXPERTS

The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report of ATSF as of December 31, 2000, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP (PwC), independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

In addition, the unaudited financial statements of the Portfolio (which commenced operations May 1, 2001) and the Acquiring Portfolio for the period ended June 30, 2001, have been incorporated herein by reference.

                                 OTHER MATTERS

The ATSF Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                                   LITIGATION

Neither Portfolio nor ATSF is involved in any litigation that would have any material adverse effect upon either portfolio.

IT IS IMPORTANT THAT YOU PROVIDE YOUR INSTRUCTIONS PROMPTLY. THEREFORE, POLICYOWNERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE VOTING INSTRUCTION FORM(s) IN THE ENCLOSED, STAMPED ENVELOPE. OR IF YOU PREFER, PROVIDE YOUR INSTRUCTIONS BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE BY FOLLOWING THE ENCLOSED INSTRUCTIONS.

                                   EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated October 30, 2001 (the "Agreement") between American Century International (the "Portfolio") and International Equity (the "Acquiring Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland Corporation.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Portfolio in exchange solely for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of certain liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio shares to the shareholders of the Portfolio in liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, both the Portfolio and the Acquiring Portfolio are registered, diversified, open-end management investment companies, and the Portfolio owns securities, which are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, ATSF is authorized to issues shares of both the Portfolio and the Acquiring Portfolio to certain insurance companies and their separate accounts as the underlying investment medium for owners of variable life insurance policies and variable annuity contracts;

WHEREAS, the Board of Directors of ATSF has determined that the exchange of all of the assets of the Portfolio and certain liabilities of the Portfolio for shares of the Acquiring Portfolio and the assumption of such liabilities is in the best interest of the Acquiring Portfolio's Policyowners and that the interests of the Acquiring Portfolio's existing shareholders would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of ATSF has determined that the exchange of all of the assets and certain of the liabilities of the Portfolio for shares of the Acquiring Portfolio and the assumption of such liabilities is in the best interest of the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders would not be diluted as a result of the transaction:

NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF PORTFOLIO LIABILITIES AND LIQUIDATION OF THE PORTFOLIO.

     1.1 Subject to the terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Portfolio all of the assets of the Portfolio, including all securities and cash (subject to certain liabilities), and the Acquiring Portfolio agrees in exchange therefor (i ) to deliver to the Portfolio the number of Acquiring Portfolio shares, including fractional Acquiring Portfolio shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Portfolio shares, the Acquiring Portfolio shall credit the Acquiring Portfolio shares to the Portfolio's account on the books of the Acquiring Portfolio and shall deliver a confirmation thereof to the Portfolio.

     1.2 The Portfolio will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the

          Portfolio prepared by ATSF, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

     1.3 Delivery of the assets of the Portfolio to be transferred shall be made on the Closing Date and shall be delivered to Investors Bank and Trust ("IBT"), the ATSF custodian (the "Custodian"), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Portfolio.

     1.4 The Portfolio will pay or cause to be paid to the Acquiring Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Portfolio hereunder. The Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Portfolio will liquidate and distribute pro rata to the Portfolio's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Portfolio shares received by the Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Portfolio shares then credited to the account of the Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Portfolio's shareholders and representing the respective pro rata number of the applicable Acquiring Portfolio shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

     1.6 Ownership of Acquiring Portfolio shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the ATSF current prospectus and statement of additional information.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Portfolio shares in a name other than the registered holder of the Acquiring Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Portfolio is and shall remain the responsibility of the Portfolio up to and including the Closing Date and such later date on which the Portfolio is dissolved.

     2.  VALUATION.

     2.1 The value of the Portfolio's assets to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the ATSF Articles of Incorporation, as amended, (the "ATSF Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Portfolio and the Acquiring Portfolio be valued at different prices.

     2.2 The net asset value of an Acquiring Portfolio share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the ATSF Charter and then-current prospectus or statement of additional information.

     2.3 The number of Acquiring Portfolio shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Portfolio share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Portfolio.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be February 28, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 PM., Eastern time, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

     3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Portfolio's portfolio securities, cash and any other assets have been delivered immediately following the closing and will conform to such information on the Portfolio's books immediately before the closing; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 The transfer agent for the Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Portfolio's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio shares to be credited on the Closing Date to the Secretary of the Portfolio, or provide evidence satisfactory to the Portfolio that such Acquiring Portfolio shares have been credited to the Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Portfolio represents and warrants to the Acquiring Portfolio as follows:

          (a) The Portfolio is a series of ATSF, a Maryland Corporation, duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) ATSF is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ATSF Articles of Incorporation, as amended (the "ATSF Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Portfolio is a party or by which it is bound.

          (d) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) The Statement of Assets and Liabilities of the Portfolio for the period ended June 30, 2001 has not been audited. However, Management feels such statements (copies of which have been furnished to the Acquiring Portfolio) fairly reflect the financial condition of the Portfolio as of such dates, and there are no known contingent liabilities of the Portfolio as of such dates not disclosed therein.

          (g) Since June 30, 2001, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Portfolio required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i) As the Portfolio commenced operations on May 1, 2001, it intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio shares, nor is there outstanding any security convertible into any of the Portfolio shares.

          (k) On the Closing Date, the Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Portfolio's Board of Directors and, subject to the approval of shareholders of the Portfolio, this Agreement will constitute the valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (m) The proxy statement of the Portfolio (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     4.2  The Acquiring Portfolio represents and warrants as follows:

          (a) The Acquiring Portfolio is a series of ATSF duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

          (b) The Acquiring Portfolio is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Portfolio's Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Statement of Assets and Liabilities of the Acquiring
          Portfolio for the period ended December 31, 2000 has been audited, in accordance with generally accepted accounting principles, consistently applied, and such statement (copies of which have been furnished to the Portfolio) fairly reflects the financial condition of the Acquiring Portfolio as of such dates.

          (g) Since December 31, 2001, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

          (i) For each fiscal year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio's shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Portfolio's Board of Directors, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Portfolio and is based on information furnished by the Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

  5. COVENANTS OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO.

     5.1 The Acquiring Portfolio and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

     5.2 The Portfolio will call a meeting of Portfolio shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Portfolio and the Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Portfolio shall furnish the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Portfolio for Federal income tax purposes which will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code and which will be certified by the Portfolio's President or its Vice President and Treasurer.

     5.5 The Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Portfolio shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Portfolio shall have delivered to the Acquiring Portfolio a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Portfolio.

     6.3 The Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by the ATSF President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Portfolio, to the effect that the representations and warranties of the Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request.

  7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquiring Portfolio shall have delivered to the Portfolio on the Closing Date a certificate executed in its name by the ATSF President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Portfolio, to the effect that the representations and warranties of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request.

  8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Portfolio's Charter.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Portfolio or the Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Portfolio, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Portfolio shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

     8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

          (a) The transfer of all or substantially all of the Portfolio's assets in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio will constitute a "reorganization" within the meaning of
          Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Portfolio solely in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio; (c) No gain or loss will be recognized by the Portfolio upon the transfer of the Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio shares to Portfolio shareholders in exchange for their shares of the Portfolio; (d) No gain or loss will be recognized by Portfolio shareholders upon the exchange of their Portfolio shares for the Acquiring Portfolio shares;
          (e) The aggregate tax basis for the Acquiring Portfolio shares received by each of the Portfolio's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares to be received by each Portfolio shareholder will include the period during which the Portfolio shares exchanged therefor were held by such shareholder (provided the Portfolio shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Portfolio.

  9.   TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Portfolio or of the Acquiring Portfolio, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

     9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Portfolio or of the Portfolio, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.  WAIVER.

        At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Portfolio or of the Acquiring Portfolio if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio or of the Acquiring Portfolio, as the case may be.

11.  MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Portfolio and the Acquiring Portfolio shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

     11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Acquiring Portfolio and the Portfolio have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                         AEGON/Transamerica Series Fund, Inc. on behalf of:
                         INTERNATIONAL EQUTY


                         By:  /s/ John R. Kenney
                              ------------------------------------
                              John R. Kenney
                              Chairman and Chief Executive Officer


ATTEST:  /s/ John K. Carter, Esq.
     ----------------------------
     John K. Carter, Esq.
     Secretary

                         AEGON/Transamerica Series Fund, Inc. on behalf of:
                         American Century International


                         By:  /s/ John R. Kenney
                              ------------------------------------
                              John R. Kenney
                              Chairman and Chief Executive Officer


ATTEST:  /s/ John K. Carter, Esq.
     ----------------------------
     John K. Carter, Esq.
     Secretary

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                         Relating to the Acquisition by

                INTERNATIONAL EQUITY (the "Acquiring Portfolio")
              A Series of AEGON/Transamerica Series Fund ("ATSF")
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
                                  1-800-851-9777

                                Of The Assets of
                         American Century International
                                A Series of ATSF

                                Dated:  January 2, 2002


This Statement of Additional Information, which is not a prospectus, supplements and should be read in connection with the Prospectus/Proxy Statement dated December 13, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of American Century International (the "Portfolio") in exchange for shares of International Equity (the "Acquiring Portfolio"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. The ATSF Prospectus and Statement of Additional Information dated May 1, 2001.

     2. The ATSF Annual Report dated December 31, 2000.

     3. The ATSF Semi-Annual Report dated June 30, 2001.

                              GENERAL INFORMATION

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of American Century International to International Equity, in exchange for like shares of International Equity (the "Exchange"). The aggregate net asset value of each share issued will have an aggregate net asset value equal to the aggregate net asset value of the shares of American Century International that were outstanding immediately before the effective time of the Exchange.

     After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Portfolio, the Portfolio will distribute such shares to its shareholders in liquidation of the Portfolio. Each shareholder owning shares of the Portfolio at the effective time of the Exchange will receive shares from the Acquiring Portfolio of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Exchange on shares of the Portfolio. The Acquiring Portfolio will establish an account for each former shareholder of the Portfolio reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Portfolio for each shareholder. Upon completion of the Reorganization with respect to the Portfolio, all outstanding shares of the Portfolio will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Portfolio, and the Portfolio will wind up its affairs and be terminated as a series of ATSF under Maryland law.

For further information about the transaction, see the Proxy
Statement/Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     Pro Forma financial information is not included as the assets of the Portfolio are less than 10% of the Acquiring Fund.

                           PART C:  OTHER INFORMATION

Item 15.  Indemnification

Reference is made to the Registrant's By-Laws and Section VI.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

         1. Articles of Incorporation and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), as filed with the SEC.

         2. (a) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), as filed with the SEC.

         3.  Not applicable.
         4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.
         5.  Not Applicable.
         6. (a) Form of Investment Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 36 as filed with the SEC on April 27, 1999.
             (b) Form of Sub-Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 35 as filed with the SEC on February 28, 1999 (International Equity) and Amendment No. 43 as filed with the SEC on February 15, 2001 (American Century International).
         7. Distribution Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 36 as filed with the SEC on April 27, 1999.
         8. Trustees/Directors Deferred Compensation Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No.
         9. Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507),
             Amendment No. 26 as filed with the SEC on December 26, 1996.
         10. 12b-1 Plan is incorporated herein by reference to the Registrant's
             Registration Statement on Form N-1A (File No. 33-507), as filed with the SEC.
         11. Opinion and Consent of John K. Carter, Esq. is filed herewith.

         12. Form of opinion of Sutherland Asbill & Brennan LLP with respect to tax matters filed herewith.

         13. Not applicable.
         14. Consent of Independent Certified Public Accountants as filed.
         15. Not Applicable.
         16. Powers of Attorney for the Registrant are supported herein by reference to the Registrant's Registration Statement filed as Form N-1A.
         17. (a) Form of voting instruction form is filed herewith.
             (b) The Registrant's Annual Report, dated December 31, 2000, is incorporated herein by reference.

            (c) Prospectuses and Statements of Additional Information of ATSF, dated May 1, 2001 as supplemented August 27, 2001) are filed herewith.
            (d) ATSF Annual Report dated December 31, 2000 and its Semi-Annual
                Report dated June 30, 2001 is incorporated by reference.
            (e) N/A
            (f) N/A

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at the time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and the State of Florida on the 26 day of December, 2001.


                              AEGON/Transamerica Series Fund, Inc.


                              /s/ John R. Kenney
                              ------------------
                              John R. Kenney

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ John R. Kenney                        December 26, 2001
---------------------------------------

Chairman of the Board and President
John R. Kenney*

 /s/ Patrick S. Baird                     December 26, 2001
---------------------------------------

Executive Vice President and Director
Patrick S. Baird*

 /s/ Peter R. Brown                       December 26, 2001
---------------------------------------

Vice Chairman - Peter R. Brown*

 /s/ Charles C. Harris                    December 26, 2001
---------------------------------------

Director - Charles C. Harris*

 /s/ Russell A. Kimball, Jr.              December 26, 2001
---------------------------------------

Director - Russell A. Kimball, Jr.*

 /s/ William W. Short, Jr.                December 26, 2001
---------------------------------------

Director - William W. Short, Jr.*

/s/ Janice B. Case                        December 26, 2001
---------------------------------------

Director - Janice B. Case*

 /s/ Leo Hill                             December 26, 2001
---------------------------------------

Director - Leo Hill*

 /s/ Daniel Calabria
---------------------------------------   December 26, 2001

Director - Daniel Calabria*

 /s/ Thomas R. Moriarty                   December 26, 2001
---------------------------------------

Treasurer and Principal Financial Officer
Thomas R. Moriarty*

/s/ Kim D. Day                                December 26, 2001
-------------------------------------
Vice President and
Principal Accounting Officer
Kim D. Day*


/s/ John K. Carter
----------------------------------------
* Signed by John K. Carter
as Attorney-in-fact

                                 EXHIBIT INDEX

Exhibit No.                   Description

A*     Agreement and Plan of Reorganization

11     Opinion and Consent of John K. Carter

12     Form of tax opinion of Sutherland Asbill & Brenner

14     Consent of Independent Certified Public Accountants

17(a)  Form of Voting Instruction Form

  (c)  Prospectuses and SAI

A*     See Prospectus/Proxy Statement